UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002


                         Commission File Number 0-15782





                             CEC ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


            Kansas                                  48-0905805
  (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification No.)





                            4441 West Airport Freeway
                               Irving, Texas 75062
                    (Address of principal executive offices,
                               including zip code)


                                 (972) 258-8507
                         (Registrant's telephone number,
                              including area code)

Item 9: Regulation FD Disclosure

     On August 13, 2002, CEC Entertainment, Inc. submitted to the Securities and Exchange Commission the certification by its Chief Executive and Chief Financial Officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report on Form 10-Q for the quarter ended June 30, 2002 filed on August 13, 2002.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CEC ENTERTAINMENT, INC.



Dated: August 13, 2002                   By:  /s/ Rodney Carter
                                         -------------------------------------
                                         Rodney Carter
                                         Executive Vice President, Chief
                                         Financial Officer and Treasurer